March 10, 2017

ADVANTAGE FUNDS, INC.

Dreyfus Structured Midcap Fund

Supplement to Summary and Statutory Prospectus

dated December 30, 2016

Effective March 9, 2017, the following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus), and the fund's subadviser is Mellon Capital Management Corporation (Mellon Capital), an affiliate of Dreyfus.

Investment decisions for the fund are made by members of the Active Equity Team of Mellon Capital. The team members are C. Wesley Boggs, William S. Cazalet, CAIA, Ronald P. Gala, CFA,

Peter D. Goslin, CFA, and Syed A. Zamil, CFA.  Messrs. Boggs and Gala have each served as a primary portfolio manager of the fund since June 2011.  Mr. Cazalet has served as a primary portfolio manager of the fund since December 2014.  Messrs. Goslin and Zamil have each served as a primary portfolio manager of the fund since March 2017.  Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital. Mr. Cazalet is a managing director and head of active equity strategies at Mellon Capital.  Mr. Gala is a managing director and senior portfolio manager at Mellon Capital.  Mr. Goslin is a director and senior portfolio manager at Mellon Capital.  Mr. Zamil is a managing director and global investment strategist at Mellon Capital.

Effective March 9, 2017, the following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the statutory prospectus:

Investment decisions for the fund are made by members of the Active Equity Team of Mellon Capital, an affiliate of Dreyfus.  The team members are C. Wesley Boggs, William S. Cazalet, CAIA, Ronald P. Gala, CFA, Peter D. Goslin, CFA and Syed A. Zamil, CFA, each of whom serves as a primary portfolio manager of the fund and all of whom are jointly and primarily responsible for managing the fund's portfolio.  Messrs. Boggs and Gala have each served as a primary portfolio manager of the fund since June 2011, and Mr. Cazalet has served as a primary portfolio manager of the fund since December 2014.  Messrs. Goslin and Zamil have each served as a primary portfolio manager of the fund since March 2017.  Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital, where he has been employed since 1993.  Mr. Cazalet is a managing director and head of active equity strategies at Mellon Capital, where he has been employed since 2013.  Prior to joining Mellon Capital, Mr. Cazalet was employed from November 2011 until June 2013 by Commonfund, Inc. where he was responsible for U.S. west coast and international clients.  Mr. Gala is a managing director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1993.  Mr. Goslin is a director and senior portfolio manager at Mellon Capital, where he has been employed since 1999.  Mr. Zamil is a managing director and global investment strategist at Mellon Capital, where he has been employed since 2015.  Prior to joining Mellon Capital, Mr. Zamil was employed from October 2012 until October 2015 by American Century Investments where he focused on active equity and multi-asset strategies.  Prior to American Century Investments, Mr. Zamil was employed from April 2011 until September 2012 by BlackRock, where he focused on active equity.

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